UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Report as of February 4, 2005
(Events as of January 31, 2005)

GENERAL BINDING CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware
 (State or other jurisdiction of incorporation or organization)
0-2604
 (Commission File Number)

36-0887470
 (I.R.S. employer identification No.)

One GBC Plaza,
Northbrook, Illinois 60062
 (Address of principal executive offices, including zip code)

(847) 272-3700
 (Registrant's telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.140d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 31, 2005, General Binding Corporation (the "Company") entered into the Third Amendment to the Third Amended and Restated Multicurrency Credit Agreement (the "Credit Agreement") among the Company, the Guarantors, each of the financial institutions or lending institutions party thereto, and Harris Trust and Savings Bank, as both a lending institution and in its capacity as Administrative Agent. The Third Amendment, among other things, modifies certain financial covenants related to Total Leverage and Senior Leverage, as those terms are defined in the Credit Agreement, to make them less restrictive and makes other changes to the Credit Agreement related to a planned disposition by the Company of certain real property and the repayment of Indebtedness secured thereby.

The Third Amendment is attached hereto as Exhibit 10.1. The above description is qualified in its entirety by the full text of the Third Amendment, which is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

10.1 Third Amendment to Third Amended and Restated Multicurrency Credit Agreement, entered into as of January 31, 2005, among General Binding Corporation, the Guarantors, each of the financial institutions or lending institutions party to the Third Amended and Restated Multicurrency Credit Agreement, dated as of June 26, 2003, and Harris Trust and Savings Bank, as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                                                                                                          GENERAL BINDING CORPORATION

                                                                                                                           By: /s/ Steven Rubin
                                                                                                                                   Steven Rubin
                                                                                                                                   Vice President, Secretary &
                                                                                                                                   General Counsel
                                                                                                                                   February 4, 2005

EXHIBIT INDEX

Exhibit No.        Exhibit Description

10.1                    Third Amendment to Third Amended and Restated Multicurrency Credit Agreement, entered into as of
                            January31, 2005, among General Binding Corporation, the Guarantors, each of the financial institutions or lending institutions party to the Third Amended and Restated Multicurrency Credit Agreement, dated as of
                            June 26, 2003, and Harris Trust and Savings Bank, as Administrative Agent.

Exhibit 10.1

General Binding Corporation

Third Amendment to
Third Amended and Restated Multicurrency Credit Agreement

This Third Amendment to Third Amended and Restated Multicurrency Credit Agreement (herein, the "Amendment") is entered into as of January 31, 2005, among General Binding Corporation, a Delaware corporation (the "Company"), the Guarantors, each of the financial institutions or lending institutions party hereto and Harris Trust and Savings Bank, as a Bank and in its capacity as Administrative Agent under the Credit Agreement (the "Administrative Agent").

Preliminary Statements

A. The Company, the Guarantors, the Banks and the Administrative Agent are parties to a certain Third Amended and Restated Multicurrency Credit Agreement, dated as of June 26, 2003 (as amended, modified or supplemented from time to time, the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B. The Company has requested that the Banks amend certain of the financial covenants set forth in the Credit Agreement, amend certain provisions of the Credit Agreement as they relate to the proposed Disposition by the Company of certain real property owned by the Company and located in Skokie, Illinois (the "Skokie Disposition") and the repayment by the Company of certain Indebtedness secured thereby, and make certain changes to the provisions of the Credit Agreement relating thereto, and make certain other changes to the Loan Documents described below, and the Banks are willing to do so, all on the terms and conditions hereinafter set forth.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendments.

Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

1.1. Section 8.1 of the Credit Agreement shall be amended by adding, in its appropriate place in alphabetical order, new definitions of "Skokie Disposition", "Third Amendment" and "Third Amendment Effective Date", each to read in its entirety as follows:

"Skokie Disposition" is defined in the Third Amendment.

"Third Amendment" means that certain Third Amendment to Third Amended and Restated Multicurrency Credit Agreement dated as of January 31, 2005 by and among the Company, the Guarantors, the Required Banks and the Administrative Agent.

"Third Amendment Effective Date" means the date upon which the Third Amendment became effective in accordance with its terms.

1.2. Section 8.1 of the Credit Agreement shall be further amended by amending and restating the definition of "Consolidated Fixed Charges" set forth therein to read in its entirety as follows:

"Consolidated Fixed Charges" means, for any period, determined on a consolidated basis for the Company and its Subsidiaries, the sum of (a) all payments of principal made or required to be made in cash during such period with respect to Indebtedness of the Company and its Subsidiaries (excluding (i) any prepayments of the Term Loans and (ii) repayments of the Indebtedness described in Section 11.1(m) hereof to the extent such repayments are made from proceeds from the Skokie Disposition), (b) Consolidated Interest Expense to the extent paid or required to be paid in cash during such period (without duplication), (c) federal, state, local and foreign income taxes paid or required to be paid in cash during such period (without duplication) and (d) Restricted Payments made during such period.

1.3. Section 12.15 of the Credit Agreement shall be amended and restated to read in its entirety as follows:

Section 12.15. Leverage Ratios.  (a) Total Leverage Ratio. The Company shall not, as of the close of any fiscal quarter of the Company set forth below, permit the Total Leverage Ratio to be more than the amount set forth to the right of such closing date:

As of Close of	Total Leverage Ratio Shall Not Be More Than:
4th fiscal quarter of fiscal year 2004 through 3rd fiscal quarter of fiscal year 2005	4.75 to 1
4th fiscal quarter of fiscal year 2005 through 3rd fiscal quarter of fiscal year 2006	4.50 to 1
each fiscal quarter thereafter	4.00 to 1

(b) Senior Leverage Ratio. The Company shall not, as of the close of any fiscal quarter of the Company set forth below, permit the Senior Leverage Ratio to be more than the amount set forth to the right of such closing date:

As of Close of	Senior Leverage Ratio Shall Not Be More Than:
4th fiscal quarter of fiscal year 2004 through 3rd fiscal quarter of fiscal year 2005	2.75 to 1
4th fiscal quarter of fiscal year 2005 through 3rd fiscal quarter of fiscal year 2006	2.50 to 1
each fiscal quarter thereafter	2.00 to 1

1.4. Section 12.18 of the Credit Agreement shall be amended by deleting the existing clause (w) of the first proviso set forth in such Section and replacing it with a new clause (w) reading in its entirety as follows:

(w) any prepayment of the industrial revenue bonds relating to the Company's real property in Addison, Illinois or in Hagerstown, Maryland, any repayment of a portion of the Indebtedness described in Section 11.1(m) hereof not exceeding $2,000,000 in aggregate principal amount in connection with the sale by the Company to one of its Subsidiaries of certain equipment financed by such Indebtedness, or any repayment of a portion of the Indebtedness described in Section 11.1(m) hereof to the extent financed with the proceeds of the Skokie Disposition, so long as, with respect to any prepayment or repayment described in this clause (w), no Default or Event of Default shall occur or be continuing at the time of such payment and after giving effect thereto,

Section 2. Conditions Precedent.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

2.1. The Company, each Guarantor and the Required Banks shall have executed and delivered this Amendment.

2.2. All legal matters with respect to this Amendment shall have been resolved in a manner reasonably satisfactory to the Administrative Agent.

2.3. The Company shall have paid all fees and expenses incurred by the Administrative Agent prior to the date hereof in connection with this Amendment, the Loan Documents or the Credit Agreement, including without limitation fees and expenses of counsel to the Administrative Agent, to the extent required by the Credit Agreement.

2.4. The Company shall have paid to the Administrative Agent, for the account of each Bank which has executed and delivered to the Administrative Agent a counterpart of this Amendment on or prior to January 31, 2005, an amendment fee in the amount of 0.035% of the sum, on the effective date hereof, of its Revolving Credit Commitment and the outstanding principal amount of its Term Loans.

Section 3. Representations.

In order to induce the Banks to execute and deliver this Amendment, the Company hereby represents to each Bank that as of the date hereof, after giving effect to this Amendment, the representations and warranties set forth in Section 9 of the Credit Agreement are and shall be and remain true and correct unless and to the extent that any such representation and warranty is stated to relate to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date (except that the representations contained in Section 9.4 shall be deemed to refer to the most recent financial statements of the Company delivered to the Administrative Agent) and the Company is in full compliance with all of the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement.

Section 4. Miscellaneous.

4.1. Except as specifically amended herein or waived hereby, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

4.2. By executing this Amendment in the place provided for that purpose below, each Guarantor hereby consents to the Amendment to the Credit Agreement as set forth herein and confirms that its obligations thereunder remain in full force and effect. Each Guarantor further agrees that the consent of such Guarantor to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained.

4.3. The Company agrees to pay on demand all reasonable costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, as and to the extent provided in Section 17.15 of the Credit Agreement.

4.4. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

4.5. In addition to the foregoing provisions of this Amendment, the Required Banks hereby authorize the Administrative Agent to enter into an amendment to the Security Agreement in the form of that attached as Exhibit A hereto.

[Signature Pages to Follow]

Accepted and agreed to as of the date and year first above written.

                                                                                        General Binding Corporation
                                                                                        By:
                                                                                        Name:
                                                                                        Title:

                                                                                        GBC International, Inc., as a Guarantor
                                                                                        By:
                                                                                        Name:
                                                                                        Title:

                                                                                        VeloBind, Incorporated, as a Guarantor
                                                                                         By:
                                                                                         Name:
                                                                                         Title:

Accepted and agreed to as of the date and year first above written.

                                                                                         Harris Trust And Savings Bank, in its
                                                                                         individual capacity as a Bank and as
                                                                                         Administrative Agent
                                                                                         By:
                                                                                         Name:
                                                                                         Title:

                                                                                         LaSalle Bank National Association
                                                                                         By:
                                                                                         Name:
                                                                                         Title:

                                                                                        General Electric Capital Corporation
                                                                                        By:
                                                                                        Name:
                                                                                        Title:

                                                                                        U.S. Bank National Association
                                                                                        By:
                                                                                        Name:
                                                                                        Title:

                                                                                        National City Bank
                                                                                        By:
                                                                                        Name:
                                                                                        Title:

                                                                                        GMAC Commercial Finance LLC
                                                                                        By:
                                                                                        Name:
                                                                                        Title:

                                                                                        Van Kampen CLO II, Limited
                                                                                        By:
                                                                                        Name:
                                                                                        Title:

                                                                                        Van Kampen Senior Income Trust
                                                                                        By:
                                                                                        Name:
                                                                                        Title:

                                                                                        Van Kampen Senior Loan Fund
                                                                                        By:
                                                                                        Name:
                                                                                        Title:

                                                                                        Eaton Vance CDO II, Ltd.
                                                                                        By:
                                                                                        Name:
                                                                                        Title:

                                                                                        Costantinus Eaton Vance CDO V, Ltd.
                                                                                        By:
                                                                                        Name:
                                                                                        Title:

                                                                                        Eaton Vance CDO III, Ltd.
                                                                                        By:
                                                                                        Name:
                                                                                        Title:

                                                                                        Eaton Vance Limited Duration Income Fund
                                                                                        By:
                                                                                        Name:
                                                                                        Title:

                                                                                        Grayson & Co.
                                                                                        By:
                                                                                        Name:
                                                                                        Title:

                                                                                        Senior Debt Portfolio
                                                                                        By:
                                                                                        Name:
                                                                                        Title:

                                                                                        Eaton Vance Institutional Senior Loan Fund
                                                                                        By:
                                                                                        Name:
                                                                                        Title:

                                                                                        Eaton Vance Senior Income Trust
                                                                                        By:
                                                                                        Name:
                                                                                        Title:

                                                                                        Apex (IDM) CDO I, Ltd.
                                                                                        By:
                                                                                        Name:
                                                                                        Title:

                                                                                        Babson CLO Ltd. 2003-I
                                                                                        By:
                                                                                        Name:
                                                                                        Title:

                                                                                        Maplewood (Cayman) Limited
                                                                                        By:
                                                                                        Name:
                                                                                        Title:

                                                                                        ELC (Cayman) Ltd. CDO Series 1999-I
                                                                                        By:
                                                                                        Name:
                                                                                        Title:

                                                                                        ELC (Cayman) Ltd. 1999-II
                                                                                        By:
                                                                                        Name:
                                                                                        Title:

                                                                                        ELC (Cayman) Ltd. 1999-III
                                                                                        By:
                                                                                        Name:
                                                                                        Title:

                                                                                        ELC (Cayman) Ltd. 2000-I
                                                                                        By:
                                                                                        Name:
                                                                                        Title:

                                                                                        Massachusetts Mutual Life Insurance Company
                                                                                        By:
                                                                                        Name:
                                                                                        Title:

                                                                                        Simsbury CLO, Limited
                                                                                        By:
                                                                                        Name:
                                                                                        Title:

                                                                                        Bill & Melinda Gates Foundation
                                                                                        By:
                                                                                        Name:
                                                                                        Title:

                                                                                        Suffield CLO, Limited
                                                                                        By:
                                                                                        Name:
                                                                                        Title:

                                                                                        Tryon CLO Ltd. 2000-I
                                                                                        By:
                                                                                        Name:
                                                                                        Title:

                                                                                        NYLIM High Yield CDO 2001-I Ltd.
                                                                                        By:
                                                                                        Name:
                                                                                        Title:

                                                                                        1888 Fund, Ltd.
                                                                                        By:
                                                                                        Name:
                                                                                        Title:

                                                                                        Loan Funding Corp. THC, Ltd.
                                                                                        By:
                                                                                        Name:
                                                                                        Title:

Exhibit A to Third Amendment

Second Amendment to
Second Amended and Restated Security Agreement

This Second Amendment to Second Amended and Restated Security Agreement (herein, the "Amendment") is entered into as of January 31, 2005, by and among General Binding Corporation, a Delaware corporation (the "Company"), and the other parties executing this Amendment under the heading "Debtors", and Harris Trust and Savings Bank, an Illinois banking corporation ("Harris"), acting as administrative agent hereunder for the Secured Creditors as hereinafter defined (Harris acting as such administrative agent and any successor or successors to Harris acting in such capacity being hereinafter referred to as the "Agent").

Preliminary Statements

A. The Company, the other Debtors and the Agent are parties to a certain Second Amended and Restated Security Agreement, dated as of June 26, 2003 (as amended, modified or supplemented from time to time, the "Security Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Security Agreement.

B. The Company has requested that the Agent amend certain provisions of the Security Agreement relating to the permitted amount of Collateral which may be kept at locations other than Permitted Collateral Locations, and the Agent (being so authorized by the Required Banks) is willing to do so, all on the terms and conditions hereinafter set forth.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendment.

Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the second sentence of Section 3(b) of the Security Agreement shall be and hereby is amended by deleting the reference to "$1,750,000" set forth in clause (i) of such sentence and replacing it with "$6,000,000".

Section 2. Conditions Precedent.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

2.1. The Company, each other Debtor and the Agent shall have executed and delivered this Amendment.

2.2. The Third Amendment to Third Amended and Restated Multicurrency Credit Agreement of even date herewith among the Company, the Guarantors, the Required Banks and the Agent shall have become effective in accordance with its terms.

Section 3. Miscellaneous.

3.1. Except as specifically amended herein, the Security Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Security Agreement, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Security Agreement, any reference in any of such items to the Security Agreement being sufficient to refer to the Security Agreement as amended hereby.

3.2. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

[Signature Pages to Follow]

In Witness Whereof, each Debtor has caused this Agreement to be duly executed and delivered as of the date first above written.

                                                                                        "Debtors"

                                                                                        General Binding Corporation
                                                                                        By:
                                                                                        Name:
                                                                                        Title:

                                                                                        GBC International, Inc.
                                                                                        By:
                                                                                        Name:
                                                                                        Title:

                                                                                        VeloBind, Incorporated
                                                                                        By:
                                                                                        Name:
                                                                                        Title:

Accepted and agreed to in Chicago, Illinois, as of the date first above written.

                                                                                        Harris Trust and Savings Bank, as Agent
                                                                                        By:
                                                                                        Name:
                                                                                        Title: